UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 20, 2005

Micrus Endovascular Corporation
(Exact name of registrant as specified in its charter)
000-51323
(Commission File Number)

Delaware	93-3409596
(State or Other Jurisdiction of	(I.R.S. Employer Identification No.)
Incorporation)
610 Palomar Avenue
Sunnyvale, California 94085
(Address of principal executive offices, with zip code)
(408) 830-5900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.01 Completion of Acquisition or Disposition of Assets
     As previously reported, Micrus Endovascular Corporation (the “Company” or “Micrus Endovascular”), completed its acquisition of the entire issued share capital of Neurologic UK Limited, a company incorporated under the laws of England and Wales (“Neurologic”) on September 20, 2005. On September 26, 2005, the Company filed a current report on Form 8-K disclosing the completion of the acquisition. As permitted under Item 9.01 of Form 8-K, the financial statements of Neurologic and the pro forma financial information were omitted.
     This Amendment No. 1 to the current report on Form 8-K filed September 26, 2005 is being filed to include the previously omitted financial statements and pro forma financial information.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.
     The audited financial statements of Neurologic as of and for the year ended December 31, 2004 are attached hereto as Exhibit 99.1 and are incorporated herein by reference.
(b)	Pro Forma Financial Information.
     Unaudited pro forma condensed combined financial statements, including unaudited pro forma condensed combined statements of operations for the three months ended June 30, 2005 and the year ended March 31, 2005, unaudited pro forma condensed combined balance sheet as of June 30, 2005, and notes to the unaudited pro forma condensed combined financial statements, are attached hereto as Exhibit 99.2 and are incorporated herein by reference. The unaudited pro forma condensed combined statements of operations give effect to the acquisition as if it had occurred on April 1, 2004. The unaudited pro forma condensed combined balance sheet gives effect to the acquisition as if it had occurred on June 30, 2005. This information is not necessarily indicative of the results that actually would have been attained if the acquisition had occurred on the date specified nor is it intended to project Micrus Endovascular’s results of operations or financial position for any future period or date. Such information should be read in conjunction with the historical consolidated financial statements of the Company.
(c)	Exhibits.

Exhibit	Description
23.1	Consent of Independent Accountants

99.1	Audited financial statements listed in Item 9.01(a) above

99.2	Pro forma financial information listed in Item 9.01(b) above

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRUS ENDOVASCULAR CORPORATION
Date: December 6, 2005	By:	/s/ Robert A. Stern
		Name:	Robert A. Stern
		Title:	Executive Vice President, Chief Financial Officer, and Secretary

Exhibit Index

Exhibit	Description
23.1	Consent of Independent Accountants

99.1	Audited financial statements listed in Item 9.01(a) above

99.2	Pro forma financial information listed in Item 9.01(b) above